UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2020 (June 1, 2020)

AMERICAN BATTERY METALS CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	000-55088	33-1227980
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
930 Tahoe Blvd., Suite 802-16 Incline Village, NV 89451
(Address of principal executive offices)

Tel: (775) 473-4744
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 7.01.Regulation FD Disclosure

As of June 1, 2020, American Battery Metals Corporation (the “Company”) has prepared a presentation on its battery recycling activities and goals (“Investor Presentation”) attached hereto as Exhibit 99.1. The Company intends to send the Investor Presentation to certain accredited impact investors who focus on investing in businesses that promote sustainability and green technology.

The information contained in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements the Company may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Report. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, the Company specifically disclaims any obligation to do so.

By furnishing this Current Report on Form 8-K and furnishing the Investor Presentation, the Company makes no admission as to the materiality of any information in this Report, including without limitation the Investor Presentation. The Investor Presentation contains forward-looking statements. See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information in this Form 8-K relating to Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	American Battery Metals Corporation Presentation dated June 1, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY METALS CORPORATION
Date: June 1, 2020
/s/ Douglas Cole
Douglas Cole
Chief Executive Officer